Long-term debt	12 Months Ended
Dec. 31, 2021
Financial Instruments [Abstract]
Long-term debt	Long-term debt:

As at	Dec 31 2021	Dec 31 2020
Unsecured notes
(i) $300 million at 4.25% due December 1, 2024	$298,408	$297,999
(ii) $700 million at 5.125% due October 15, 2027	692,516	691,434
(iii) $700 million at 5.25% due December 15, 2029	694,770	694,282
(iv) $300 million at 5.65% due December 1, 2044	295,505	295,410
	1,981,199	1,979,125
Geismar 3 construction facility at LIBOR+3%	—	176,335
Egypt limited recourse debt facilities	—	46,948
Other limited recourse debt facilities
(i) 5.58% due through June 30, 2031	65,745	69,734
(ii) 5.35% due through September 30, 2033	73,836	78,391
(iii) 5.08% due through September 15, 2036	37,412	12,839
	176,993	160,964
Total long-term debt[1]	2,158,192	2,363,372
Less current maturities[1]	(11,775)	(39,771)
	$2,146,417	$2,323,601
[1]  Long-term debt and current maturities are presented net of discounts and deferred financing fees of $21.8 million as at December 31, 2021 (2020 - $25.4 million).

The Egypt limited recourse debt facilities had interest payable semi-annually with rates based on LIBOR plus a spread ranging from 1.6% to 1.9% per annum. Principal is paid in 24 semi-annual payments, which commenced in September 2010. The Egypt limited recourse debt balance was repaid in full during the year ended December 31, 2021.
Other limited recourse debt facilities relate to financing for certain ocean-going vessels which we own through less than wholly-owned entities under the Company's control. During 2021, the Company, through 50% owned entities, issued other limited recourse debt for $25 million (2020 - $13 million) bearing an interest rate of 5.08% with principal repayments due through September 2036. The debt was used to acquire one ocean-going vessel delivered in 2021.
For the year ended December 31, 2021, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $3.5 million (2020 - $3.6 million).
The gross minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Other limited recourse debt facilities	Unsecured notes	Total
2022	$11,775	$—	$11,775
2023	12,424	—	12,424
2024	12,576	300,000	312,576
2025	13,654	—	13,654
2026	13,785	—	13,785
Thereafter	115,793	1,700,000	1,815,793
	$180,007	$2,000,000	$2,180,007

The Company has access to a $300 million committed revolving credit facility, and a $600 million non-revolving construction facility for the Geismar 3 project, both with a syndicate of highly rated financial institutions. During the year ended December 31, 2021, the Company repaid the $173 million non-revolving construction facility, which the Company had drawn on in 2020, and extended the maturity date from July 2024 to July 2025. At the same time, the size of facility was reduced from $800 million to $600 million. The Company also extended the maturity date for the revolving credit facility from July 2024 to July 2026.
The covenants governing the Company’s unsecured notes, which are specified in an indenture, apply to the Company and its subsidiaries, excluding entities which we control but do not fully own, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indenture also contains customary default provisions.
Significant covenants and default provisions under both facilities include:
i)    the obligation to maintain an EBITDA to interest coverage ratio of not less than or equal to 2:1 calculated on a four-quarter trailing basis where for only one quarter during the term of the credit facility the ratio can be as low as, but not less than 1.25:1, and a debt to capitalization ratio of less than or equal to 60%, both ratios calculated in accordance with definitions in the credit agreement that include adjustments related to the limited recourse subsidiaries,
ii)    a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries, and
iii)    a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for the limited recourse subsidiaries.

The credit facilities are secured by certain assets of the Company, and also include other customary covenants including restrictions on the incurrence of additional indebtedness, restrictions against the sale or abandonment of the Geismar 3 project, as well as requirements associated with completion of plant construction and commissioning.

The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.
Failure to comply with any of the covenants or default provisions of the long-term debt facilities described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2021, management believes the Company was in compliance with all significant terms and default provisions related to long-term debt obligations.